Exhibit 10.48

Execution Version

FIRST AMENDMENT

to

Second Amended and Restated Registration Rights Agreement and Lock-Up Agreement

February 28, 2018

This First Amendment (this “Amendment”) to the Registration Rights Agreement (as defined below) is entered into by InfraREIT, Inc. (the “Company”), Hunt Transmission Services, L.L.C. (“HTS”) and Electricity Participant Partnership, L.L.C. (“EPP” and, together with HTS, “Hunt”) effective as of February 28, 2018. Capitalized terms used herein that are not otherwise defined herein will have the meanings assigned to such terms in the Registration Rights Agreement.

WHEREAS, each of the Company, HTS and EPP (collectively, the “Parties”) are parties to that certain Second Amended and Restated Registration Rights and Lock-Up Agreement, dated March 1, 2016, among the Company and each of the persons listed on the attached Schedule A thereto (the “Registration Rights Agreement”);

WHEREAS, pursuant to Sections 3.1(a) and 3.1(c) of the Registration Rights Agreement, the Company has agreed to use its commercially reasonable efforts to include the Hunt Investors’ Registrable Securities in a Resale Shelf Registration Statement upon the release of such Registrable Securities from the Staged Lock-Up Agreement; and

WHEREAS, pursuant to Section 4.4 of the Registration Rights Agreement, the Parties desire to amend Section 3.1(c) of the Registration Rights Agreement as set forth herein.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereby agree as follows:

1.Amendment of Registration Rights Agreement.

a.

The final sentence of Section 3.1(c) of the Registration Rights Agreement is hereby deleted, and the paragraph consisting of the remaining sentences of Section 3.1(c) is hereby renumbered as Section 3.1(c)(i).

b.	The following shall be added as a new Section 3.1(c)(ii):

Notwithstanding the foregoing, the Hunt Investors agree that the Company shall not be obligated to include in the Resale Shelf Registration Statement any of the Registrable Securities that are subject to the Staged Lock-Up Agreement until after the applicable Registrable Securities have been released from the Staged Lock-Up Agreement. The Hunt Investors shall have the right to require the Company to file, at any time following the release of Registrable Securities from the Staged Lock-Up Agreement, a supplement to the prospectus included in the Resale Shelf Registration Statement or an amendment to the Resale Shelf Registration Statement, by delivering a written request therefor to the Company specifying the number of Registrable Securities to be included in such Resale Shelf Registration Statement (a “Demand Registration Notice”); provided that the Hunt Investors may deliver no more than two Demand Registration Notices pursuant to this Section 3.1(c)(ii). Subject to the other provisions of this Agreement, the Company shall use its commercially reasonable efforts to file a supplement to the prospectus included in the Resale Shelf Registration Statement or amendment to such Resale Shelf Registration Statement and to cause any post-effective amendment to such Resale Shelf Registration Statement filed for such purpose to be declared effective by the Commission as promptly as reasonably practicable after the filing thereof.

2.Continuing Effect.  Except as expressly amended by this Amendment, the provisions of the Registration Rights Agreement are and shall remain in full force and effect.  From and after the date hereof, each reference to “hereof,” “hereunder,” “herein” and “hereby” and each reference to “this Agreement” and each other reference of like import in the Registration Rights Agreement shall be deemed to refer to the Registration Rights Agreement, as amended pursuant to Section 1 hereof.

3.Miscellaneous.  The following provisions of the Registration Rights Agreement are hereby incorporated into and specifically made applicable to this Amendment (provided, that, in construing such incorporated provisions, any reference to “this Agreement” shall be deemed to refer to this Amendment):

Section 4.6	Severability
Section 4.7	Counterparts
Section 4.8	Governing Law
Section 4.9	Waiver of Jury Trial
Section 4.10	Forum and Consent to Jurisdiction

[Signatures on Following Page]

The Parties have executed this First Amendment as of the date first set forth above.

INFRAREIT, INC.

By:	/s/ Brant Meleski
Name:	Brant Meleski
Title:	Chief Financial Officer

HUNT TRANSMISSION SERVICES, L.L.C.

By:	/s/ David Hernandez
Name:	David Hernandez
Title:	Senior Vice President

ELECTRICITY PARTICIPANT PARTNERSHIP, L.L.C.

By:	/s/ David Hernandez
Name:	David Hernandez
Title:	Senior Vice President

First Amendment to Registration Rights Agreement